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                                                                    EXHIBIT 10.8


                       SIXTH AMENDMENT TO PROMISSORY NOTE


         THIS SIXTH AMENDMENT TO PROMISSORY NOTE (this "Sixth Amendment") is entered into as of the 1st day of July, 2003, by and between DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS

             A. The Borrower executed to the order of the Lender that certain Promissory Note dated June 4, 1999, in the principal amount of $12,480,000, as amended by that certain First Amendment to Promissory Note dated July 1, 2002, as amended by that certain Second Amendment to Promissory Note dated as of October 1, 2002, as amended by that certain Third Amendment to Promissory Note dated as of December 1, 2002, as amended by that certain Fourth Amendment to Promissory Note dated as of January 1, 2003, and as further amended by that certain Fifth Amendment to Promissory Note dated as of June 18, 2003 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

             B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this Sixth Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

             1. Section 1.4 of the Note, LIBOR Rate, is hereby amended by deleting from the third line thereof the phrase "two and thirty-five hundredths percent (2.35%)" and replacing it with the phrase "three and thirty-five hundredths percent (3.35%)".

             2. Section 4.1 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from July 1, 2003, until June 30, 2004. All references in the Note to the "Maturity Date" are hereby amended to mean June 30, 2004.

         Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

         Notwithstanding the execution of this Sixth Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note,


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as hereby amended, and hereby waives any defense, claim or counterclaim of the
Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as any such Event of Default has been expressly waived in writing by the Beneficiary, or the Beneficiary has provided an express written forbearance.

         IN WITNESS WHEREOF, the Borrower and Lender have caused this Sixth Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                BORROWER:

                                DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company


                                By: Diversicare Assisted Living Services NC, LLC
                                Its: Sole Member

                                By:  /s/ William R. Council, III
                                     ----------------------------------
                                     Name: William R. Council, III
                                     Title: Chief Executive Officer


                                LENDER:

                                GMAC COMMERCIAL MORTGAGE CORPORATION,
                                a California corporation

                                By: /s/ Laura Y. McDonald
                                    -----------------------------------
                                Its: Senior Vice President
                                    -----------------------------------




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